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                                                                  EXHIBIT 10.34


     CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of October 16, 1996, between Southbrook International Investments, Ltd., a corporation organized and existing under the laws of the British Virgin Islands (the "PURCHASER"), and ImmunoGen, Inc., a corporation organized and existing under the laws of Massachusetts (the "COMPANY").

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "SERIES B PREFERRED"), the Company's Series C Convertible Preferred Stock, par value $.01 per share (the "SERIES C PREFERRED"), the Company's Series D Convertible Preferred Stock, par value $.01 per share (the "SERIES D PREFERRED"), the Company's Series E Convertible Preferred Stock, par value $.01 per share, (the "SERIES E PREFERRED") and the Company's Series F Convertible Preferred Stock, par value $.01 per share (the "SERIES F PREFERRED"), (the Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred and Series F Preferred are collectively referred to as the "PREFERRED STOCK").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:


ARTICLE I

PURCHASE AND SALE OF PREFERRED SHARES

     1.1 PURCHASE AND SALE. (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase (a) 3,000 shares of Series B Preferred (the "SERIES B SHARES");
(b) up to 3,000 shares of Series C Preferred (the "SERIES C SHARES"); (c) up to 3,000 shares of Series D Preferred (the "SERIES D SHARES"); (d) up to 3,000 shares of Series E Preferred (the "SERIES E SHARES"); and (e) up to 3,000 shares of Series F Preferred (the "SERIES F SHARES"). The Series B Shares, Series C Shares, Series D Shares, Series E Shares and Series F Shares are collectively referred to as the "SHARES."

          (b) The Series B Preferred shall have the respective rights, preferences and privileges set forth in EXHIBIT A attached hereto (the "SERIES B TERMS"), which shall be incorporated into a Certificate of Vote of Directors to be approved by the Purchaser and filed by the Company with the Secretary of State of Massachusetts (the "SERIES B VOTE CERTIFICATE"). The Series C Preferred, Series D Preferred, Series E Preferred and Series F Preferred shall have respective rights, preferences and privileges identical to the Series B Terms as set forth in Exhibit A, mutatis mutandis, except that the Conversion Price for conversion of said Shares shall reset as of the Original Issue Date for such Shares. The Series C Shares, Series D Shares, Series E Shares and Series F Shares shall be authorized pursuant to certificates of vote of directors to be prepared by the Company, subject to the approval of the Purchaser, and filed by the Company with the Secretary of State of



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Massachusetts (such certificates of vote of directors, together with the Series
B Vote Certificate, are referred to as the "VOTE CERTIFICATES").

     For purposes of this Agreement, "CONVERSION PRICE," "ORIGINAL ISSUE DATE," "CONVERSION DATE" "TRADING DAY" and "PER SHARE MARKET VALUE" shall have the meanings set forth in the Series B Terms; and "MARKET PRICE" as at any date shall mean the average Per Share Market Value for the five (5) Trading Days immediately preceding such date.

     1.2  Purchase Price. The purchase price per Share shall be $1,000.
          --------------

     1.3  The Closings.
          ------------

          (a) THE SERIES B CLOSING. (i) The closing of the purchase and sale of the Series B Shares (the "SERIES B CLOSING") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("ROBINSON SILVERMAN"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party. The date of the Series B Closing is hereinafter referred to as the "SERIES B CLOSING DATE." At the Series B Closing, the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase, the Series B Shares, for an aggregate purchase price of $3,000,000.

               (ii) At the Series B Closing, (a) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series B Shares and the Initial Warrant (as hereinafter defined), each registered in the name of the Purchaser, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series B Closing by the Company pursuant to this Agreement and the Registration Rights Agreement; and (b) the Purchaser shall deliver to the Company (1) the purchase price for the Series B Shares as set forth in Section 1.3(a), less the fees and disbursements of the legal counsel contemplated in Section 6.1, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series B Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series B Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

          (b) THE SERIES C CLOSING. (i) The closing of the purchase and sale of the Series C Shares (the "SERIES C CLOSING") shall take place at the offices of Robinson Silverman on such date (which may not be prior to the tenth day after receipt of the notice described hereafter in this paragraph (b)) as the Company may designate in a written notice to the Purchaser (a "SUBSEQUENT FINANCING NOTICE") relating to the Series C Shares which the Company may deliver no earlier than January 1, 1997 and no later than March 19, 1997, which Subsequent Financing Notice shall set forth the number of Series C Shares (which may not exceed 3,000) that the Company intends to sell to the Purchaser, PROVIDED, HOWEVER, in no case shall the Series C Closing take place (A) earlier than the later to occur of January 11, 1997 and the tenth day after receipt of the Subsequent Financing Notice relating to such Closing or (B) later than March 30, 1997 (the "SERIES C CLOSING EXPIRATION DATE"), and, PROVIDED, FURTHER, that in no case shall the Series C Closing take place unless and until the conditions listed in Section 4.2 have been


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satisfied or waived by the appropriate party. The date of the Series C Closing is hereinafter referred to as the "SERIES C CLOSING DATE."

               (ii) At the Series C Closing, (a) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series C Shares being sold at such Closing, registered in the name of the Purchaser, and
(2) all documents, instruments and writings required to have been delivered at or prior to the Series C Closing by the Company pursuant to this Agreement and the Registration Rights Agreement and (b) the Purchaser shall deliver to the Company (1) the purchase price for the Series C Shares being purchased as determined pursuant to this Article I in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series C Closing Date and (2) all documents, instruments and writings required to have been delivered at or prior to the Series C Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

          (c) THE SERIES D CLOSING. (i) The closing of the purchase and sale of the Series D Shares (the "SERIES D CLOSING") shall take place at the offices of Robinson Silverman on such date (which may not be prior to the tenth day after receipt of the Subsequent Financing Notice relating to the Series D Shares) as the Company shall designate in the Subsequent Financing Notice relating to the Series D Shares, which the Company may deliver no earlier than April 1, 1997 and no later than June 20, 1997, which Subsequent Financing Notice shall set forth the number of Series D Shares (which may not exceed 3,000) that the Company intends to sell to the Purchaser, PROVIDED, HOWEVER, in no case shall the Series D Closing take place (A) earlier than the later to occur of April 11, 1997 and the tenth day after receipt of the Subsequent Financing Notice relating to such Closing or (B) later than June 30, 1997 (the "SERIES D CLOSING EXPIRATION DATE"), and, PROVIDED, FURTHER, that in no case shall the Series D Closing take place unless and until the conditions listed in Section
4.2 have been satisfied or waived by the appropriate party. The date of the Series D Closing is referred to as the "Series D Closing Date."

               (ii) At the Series D Closing, (a) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series D Shares being sold at such Closing, registered in the name of the Purchaser, and
(2) all documents, instruments and writings required to have been delivered at or prior to the Series D Closing by the Company pursuant to this Agreement and the Registration Rights Agreement, and (b) the Purchaser shall deliver to the Company (1) the purchase price for the Series D Shares being purchased, as determined pursuant to this Article I, in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series D Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series D Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

          (d) THE SERIES E CLOSING. (i) The closing of the purchase and sale of the Series E Shares (the "SERIES E CLOSING") shall take place at the offices of Robinson Silverman on such date (which may not be prior to the tenth day after receipt of the Subsequent Financing Notice relating to the Series E Shares) as the Company shall designate in the Subsequent Financing Notice relating to the Series E Shares, which the Company may deliver no earlier than July 1, 1997 and no later than September 20, 1997, which Subsequent Financing Notice shall set forth the number of Series E Shares (which may not exceed 3,000) that the Company intends to


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sell to the Purchaser, PROVIDED, HOWEVER, in no case shall the Series E Closing take place (A) earlier than the later to occur of July 11, 1997 and the tenth day after receipt of the Subsequent Financing Notice relating to such Closing or
(B) later than September 30, 1997 (the "SERIES E CLOSING EXPIRATION DATE"), and, PROVIDED, FURTHER, that in no case shall the Series E Closing take place unless and until the conditions listed in Section 4.2 have been satisfied or waived by the appropriate party. The date of the Series E Closing is referred to as the "SERIES E CLOSING DATE."

               (ii) At the Series E Closing, (a) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series E Shares being sold at such Closing, registered in the name of the Purchaser, and
(2) all documents, instruments and writings required to have been delivered at or prior to the Series E Closing by the Company pursuant to this Agreement and the Registration Rights Agreement, and (b) the Purchaser shall deliver to the Company (1) the purchase price for the Series E Shares being purchased, as determined pursuant to this Article I, in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series E Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series E Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

          (e) THE SERIES F CLOSING. (i) If the Company shall have either not provided a Subsequent Financing Notice as to any one or more of the Series C Shares, Series D Shares or Series E Shares or shall have provided Subsequent Financing Notices relating to the Series C Shares, Series D Shares and Series E Shares which, in the aggregate, provide for the sale to the Purchaser of less than 9,000 Shares, the Company shall have the right to deliver a Subsequent Financing Notice relating to the issue and sale to the Purchaser of the Series F Shares, except that the Company shall not have the right to deliver a Subsequent Financing Notice relating to the Series F Shares if Subsequent Financing Notices were timely delivered as to the Series C Shares, Series D Shares or Series E Shares, but one or more of the Closings relating to such Shares failed to occur due to any reason other than a breach by the Purchaser of the provisions of this Agreement.

               (ii) Subject to the provisions of clause (i) above of this paragraph (e), the closing of the purchase and sale of the Series F Shares (the "SERIES F CLOSING") shall take place at the offices of Robinson Silverman on such date (which may not be prior to the tenth day after receipt of the Subsequent Financing Notice relating to the Series F Shares) as the Company shall designate in the Subsequent Financing Notice relating to the Series F Shares, which the Company may deliver no earlier than October 1, 1997 and no later than December 21, 1997, which Subsequent Financing Notice shall set forth the number of Series F Shares (which may not exceed 3,000) that the Company intends to sell to the Purchaser, PROVIDED, HOWEVER, in no case shall the Series F Closing take place (A) earlier than the later to occur of October 11, 1997 and the tenth day after receipt of the Subsequent Financing Notice relating to such Closing or (B) later than December 31, 1997 (the "SERIES F CLOSING EXPIRATION DATE"), and, PROVIDED, FURTHER, that in no case shall the Series F Closing take place unless and until the conditions listed in Section 4.2 have been satisfied or waived by the appropriate party. The date of the Series F Closing is referred to as the "SERIES F CLOSING DATE."


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               (iii) At the Series F Closing, (a) the Company shall deliver to the Purchaser (1) one or more stock certificates representing the Series F Shares being sold at such Closing, registered in the name of the Purchaser, and
(2) all documents, instruments and writings required to have been delivered at or prior to the Series F Closing by the Company pursuant to this Agreement and the Registration Rights Agreement, and (b) the Purchaser shall deliver to the Company (1) the purchase price for the Series F Shares being purchased, as determined pursuant to this Article I, in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Series F Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series F Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.


ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     2.1 REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

          (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in the SCHEDULE 2.1(a) attached hereto (collectively, the "SUBSIDIARIES"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

          (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser, in the form of EXHIBIT B (the "REGISTRATION RIGHTS AGREEMENT"), the Initial Warrant (as hereinafter defined) and the Subsequent Warrants (as hereinafter defined), and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Initial Warrant, the Subsequent Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement, the Registration Rights Agreement and the Initial Warrant has been duly executed and delivered by the Company and constitutes, and each Subsequent Warrant when delivered


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shall have been duly executed and will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (c) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is set forth in SCHEDULE 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights. Except as disclosed in SCHEDULE 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares and Warrants hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles of organization, bylaws or other charter documents.

          (d) ISSUANCE OF SHARES. The Shares and the Warrants are duly authorized, and when issued and paid for in accordance with the terms hereof shall be validly issued, fully paid and nonassessable. The Company has and at all times while the Shares and any Warrants are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its obligations under this Agreement, the Warrants and the Vote Certificates and in no circumstances shall such reserved and available shares of Common Stock be on the Closing Date for such Shares less than the sum of (i) two times the number of shares of Common Stock which would be issuable upon conversion of the Shares to be issued on such Closing Date were such conversion effected on the Original Issue Date for such Shares and (ii) (a) with respect to the Series B Closing, the number of shares of Common Stock which would be issuable upon exercise in full of the Initial Warrant on the original issue date thereof and (b) with respect to each of the Series B Closing, Series C Closing, Series D Closing, Series E Closing and Series F Closing, the number of shares of Common Stock which would be issuable upon exercise in full of the Subsequent Warrants issuable in respect of the Shares sold at such Closing. When issued in accordance with the terms hereof and the Vote Certificates, the shares of Common Stock into which the Shares may be converted (the "UNDERLYING SHARES") will be duly authorized, validly issued, fully paid and nonassessable; and when issued upon exercise of the Initial Warrant or Subsequent Warrants (collectively, the "WARRANTS") in accordance with their respective terms, the shares of Common Stock issuable on exercise of the Warrants (the "WARRANT SHARES") will be duly authorized, validly issued, fully paid and nonassessable.

          (e) NO CONFLICTS. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Vote Certificates and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Restated Articles of Organization or bylaws (each as amended through the date hereof) or (ii) subject to obtaining the consents referred to in SECTION 2.1(f), conflict with, or constitute a default (or an event which


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with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses
(ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

          (f)  CONSENTS AND APPROVALS. Except as specifically set forth in
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, the Vote Certificates, the Registration Rights Agreement or the Warrants, except for (i) the filings of the Vote Certificates with respect to the Shares with the Secretary of State of Massachusetts, which filings shall be effected prior to the Series B Closing Date, the Series C Closing Date, the Series D Closing Date, Series E Closing Date and Series F Closing Date, as appropriate, (ii) the filing of (A) the registration statements contemplated by the Registration Rights Agreement (the "UNDERLYING SECURITIES REGISTRATION STATEMENTS") with the Securities and Exchange Commission (the "COMMISSION"), which shall be filed in the time periods set forth in the Registration Rights Agreement and (B) a separate Form D as to the transactions to occur at each of the Series B Closing, Series C Closing, Series D Closing, Series E Closing and Series F Closing, as applicable, (iii) applications for the listing of the Underlying Shares and the Warrant Shares with the Nasdaq National Market or Nasdaq Small Cap Market, as appropriate (and with any other national securities exchange or market on which the Common Stock is then listed), and (iv) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the Series B Closing, the Series C Closing, the Series D Closing, the Series E Closing or the Series F Closing and to deliver to the Purchaser the Shares (and, upon conversion of the Shares thereunder, the Underlying Shares) or the Warrants (and, upon exercise of the Warrants, the Warrant Shares) in the manner contemplated hereby and the Registration Rights Agreement free and clear of all liens and encumbrances of any nature whatsoever (together with the consents, waivers, authorizations, orders, notices and filings referred to in SECTION 2 and SCHEDULE 2.1(f), the "REQUIRED APPROVALS").

          (g) LITIGATION; PROCEEDINGS. Except as specifically disclosed in the Disclosure Materials (as hereinafter defined) or in SCHEDULE 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of this Agreement, the Registration Rights Agreement, the Vote Certificates, the

Warrants or the Shares (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement, the Vote Certificates, the Warrants or the Registration Rights Agreement.

          (h)  NO DEFAULT OR VIOLATION. Neither the Company nor any Subsidiary
(i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement or the Registration Rights Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement, the Vote Certificates, the Registration Rights Agreement or the Warrants.

          (i) DISCLOSURE MATERIALS. The Schedules to this Agreement furnished by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (j) PRIVATE OFFERING. Assuming (without any independent investigation or verification by or on behalf of the Company) the accuracy of the representations and warranties of the Purchaser set forth in Section 2.2, the offer and sale of the Shares, the Warrants, the Underlying Shares and the Warrant Shares are exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Neither the Company nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Shares under the Securities Act) which might subject the offering, issuance or sale of the Shares, the Warrants, the Underlying Shares or the Warrant Shares to the registration requirements of Section 5 of the Securities Act.

          (k) SEC DOCUMENTS. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC DOCUMENTS" and, together with the Schedules to this Agreement furnished by or on behalf of the Company, the "DISCLOSURE MATERIALS") on a timely basis, or has received a valid extension of such time of filing. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the published rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise indicated in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q or last filed Annual Report on Form 10-K, whichever has been most recently filed with the Commission, there has been no event, occurrence or development that has had a Material Adverse Effect which is not specifically disclosed in any of the Disclosure Materials, except for the depletion of cash resources of the Company since June 30, 1996.

          (l) SENIORITY. No class of equity securities of the Company is senior to the Shares in right of payment, whether upon liquidation, dissolution or otherwise.

     2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

          (a) ORGANIZATION; AUTHORITY. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase of the Shares by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          (b) INVESTMENT INTENT. The Purchaser is acquiring the Shares, the Warrants, the Underlying Shares and the Warrant Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares, Warrant Shares, Underlying Shares or Warrant Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares, Underlying Shares, Warrants or Warrant Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable State securities laws or under an exemption from such registration.

          (c) PURCHASER STATUS. At the time the Purchaser was offered the Shares and Warrants, it was, and at the date hereof, it is, and at each Closing Date and each exercise date under the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d) EXPERIENCE OF PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, the Warrants, the Underlying Shares and the Warrant Shares, and has so evaluated the merits and risks of such investment.

          (e) ABILITY OF PURCHASER TO BEAR RISK OF INVESTMENT. The Purchaser is able to bear the economic risk of an investment in the Shares, the Warrants, the Underlying Shares and the Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

          (f) PROHIBITED TRANSACTIONS. The Shares and Warrants to be purchased by the Purchaser are not being acquired, directly or indirectly, with the assets of any "employee benefit plan," within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

          (g) ACCESS TO INFORMATION. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the Warrants and the merits and risks of investing in the Shares and the Warrants; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

          (h) RELIANCE. The Purchaser understands and acknowledges that (i) the Shares and Warrants are being offered and sold, and the Underlying Shares and the Warrants Shares are being offered, to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Regulation D promulgated thereunder and
(ii) the availability of such exemption, depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

               The Company acknowledges and agrees that the Purchaser makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in this SECTION 2.2.

ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

     3.1 TRANSFER RESTRICTIONS. (a) If the Purchaser should decide to dispose of any of the Shares or Warrants to be purchased by it hereunder (and upon conversion or exercise thereof, of any Underlying Shares or Warrant Shares), the Purchaser understands and agrees that it may do so only (i) pursuant to an effective registration statement under the Securities Act, (ii) to the Company or (iii) pursuant to an available exemption or exclusion from the registration requirements of the Securities Act. In connection with any transfer of any Shares, Warrants, Underlying Shares or Warrant Shares other than pursuant to an effective registration statement or to the Company, the Company may require that the transferor provide to the Company an opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such Shares, Warrants, Underlying Shares or Warrant Shares, as the case may be, under the Securities Act.

          (b) The Purchaser agrees to the imprinting, so long as appropriate, of the following legend on certificates representing the Shares, Underlying Shares, Warrants and Warrant Shares:

          NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     The legend set forth above shall be removed following a resale of Underlying Shares or Warrant Shares, as the case may be, pursuant to an effective registration statement under the Securities Act or sooner if, in the opinion of counsel to the Company experienced in the area of United States securities laws, such legend is no longer required under applicable requirements of the Securities Act. The certificates representing the Shares, Warrants, Underlying Shares and Warrant Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when, in the opinion of counsel to the Company experienced in the applicable securities laws, such legends are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide the Purchaser, upon request, with a substitute certificate or certificates, free from such legend at such time as such legend is no longer applicable. The Purchaser agrees that, in connection with any transfer of Underlying Shares or Warrant Shares by it pursuant to an effective registration statement under the Securities Act, the Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares, Underlying Shares, Warrants or Warrant Shares. The Purchaser acknowledges that the Company has no obligation to register the resale of the Shares and Warrants.

     3.2 STOP TRANSFER INSTRUCTION. The Purchaser agrees that the Company shall be entitled to make a notation on its records and give instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth in this Agreement.

     3.3 FURNISHING OF INFORMATION. As long as the Purchaser owns Shares, Underlying Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Purchaser with true and complete copies of all such filings. If the Company is not at the time required to file reports pursuant to such sections, it will prepare and furnish to the Purchaser annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act.

     3.4 NOTICE OF CERTAIN EVENTS. The Company shall (i) advise the Purchaser promptly after obtaining knowledge thereof, and, if requested by the Purchaser, confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Shares or the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Shares, Warrant Shares or the Underlying Shares under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Shares, Warrant Shares or the Underlying Shares under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     3.5 COPIES AND USE OF DISCLOSURE MATERIALS. The Company consents to the use of the Disclosure Materials, and any amendments and supplements thereto, by the Purchaser in connection with resales of the Shares, the Underlying Shares or the Warrant Shares.

     3.6 BLUE SKY LAWS. In accordance with the Registration Rights Agreement, the Company shall qualify the Underlying Shares and the Warrant Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and shall continue such qualification at all times through the fourth anniversary of the last Closing Date; PROVIDED, HOWEVER, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

     3.7 INTEGRATION. The Company shall not and shall use its best efforts to ensure that no person controlling, controlled by or under common control with the Company (an "Affiliate") shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares, the Warrants, the Underlying Shares or the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Shares, the Warrants, the Underlying Shares or the Warrant Shares to the Purchaser.

     3.8 SOLICITATION MATERIALS. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Shares, the Warrants, the Underlying Shares or the Warrant Shares other than the Disclosure Materials and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Shares, the Warrants, the Underlying Shares or the Warrant Shares by means of any form of general solicitation or advertising.

     3.9 CERTAIN AGREEMENTS. From the date hereof through the final Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the consent of the Purchaser, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchaser;
(ii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock except as permitted under the Vote Certificates and as would not adversely affect the rights of the Purchaser hereunder or under the Vote Certificates; (iii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock in any manner which adversely affects the rights of the Purchaser hereunder or under the Vote Certificates; or
(iv) enter into any agreement with respect to any of the foregoing.

     3.10 PURCHASER OWNERSHIP OF COMMON STOCK. The Purchaser may not use its ability to convert Shares hereunder or under the terms of the Vote Certificates or to exercise its right to acquire shares of Common Stock under the Warrants to the extent that such conversion or exercise would result in the Purchaser owning more than 4.9% of the outstanding shares of the Common Stock. The Company shall, promptly upon its receipt of a Holder Conversion Notice tendered by the Purchaser (or its sole designee) under the Vote Certificates, and upon its receipt of a notice of exercise under the terms of any of the Warrants, notify the Purchaser by telephone and by facsimile of the number of shares of Common Stock outstanding on such date and the number of Underlying Shares and Warrant Shares which would be issuable to the Purchaser (or its sole designee, as the case may be) if the conversion requested in such Conversion Notice or exercise requested in such exercise notice were effected in full, whereupon, notwithstanding anything to the contrary set forth in the Vote Certificates or the Warrants, the Purchaser may within one Trading Day of its receipt of the Company notice required by this Section by telephone or by facsimile revoke such conversion or exercise to the extent that it determines that such conversion or exercise would result in the Purchaser owning in excess of 4.9% of such outstanding shares of Common Stock.

     3.11 LISTING OF UNDERLYING SHARES. The Company shall take all steps necessary to cause the Underlying Shares and Warrant Shares to be approved for listing in the Nasdaq National Market or Nasdaq Small Cap Market (as well as on any other national securities exchange or market on which the Common Stock is then listed) no later than the first day after which Shares may be converted by the Purchaser into Common Stock, and shall provide to the Purchaser evidence of such listing, and shall maintain the listing of its Common Stock on such exchange.

     3.12 CONVERSION PROCEDURES. EXHIBIT C attached hereto sets forth the procedures with respect to the conversion of the Preferred Stock, including the forms of conversion notice to be provided upon conversion, instructions as to the procedures for conversion, the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchaser to exercise its right of conversion smoothly and expeditiously.

     3.13 PURCHASER'S RIGHTS IF TRADING IN COMMON STOCK IS SUSPENDED. In the event that at any time within the two-year period after the last Closing Date trading in the shares of the Common Stock is suspended on the Nasdaq National Market or Nasdaq Small Cap Market (other than as a result of the suspension of trading in securities on such market generally or temporary suspensions pending the release of material information and other than a suspension of trading on the Nasdaq National Market if the Common Stock is listed for trading, and not suspended, on the Nasdaq Small Cap Market within one business day after such suspension), the Company shall immediately declare and pay to the Purchaser (as liquidated damages and not as a penalty) in cash a cumulative dividend (which shall be in addition to any dividend set forth in the Series B Terms) of (i) 1.5% for each of the first two months after such suspension and (ii) 2.0% for each month thereafter, in respect of the Shares and, to the extent converted, Underlying Shares then held by the Purchaser for so long as such suspension shall continue.

     3.14 NO VIOLATION OF APPLICABLE LAW. Notwithstanding any provision of this Agreement to the contrary, if the declaration or payment of the dividend contemplated by Section 3.13 would be prohibited by the relevant provisions of the Massachusetts Business Corporation Law, such declaration and payment shall be effected as soon as it is permitted under such law and such dividends shall continue to accrue and be declared until paid in full.

     3.15 DIVIDEND RESTRICTIONS. Notwithstanding any provision of this Agreement to the contrary, if the declaration or payment of the dividend contemplated by
Section 3.13 would be prohibited in the absence of consent from any lender of the Company or any Subsidiary, or by the holders of any class of securities of the Company, the Company shall use its best efforts to obtain such consent as promptly as practicable after the obligation to declare and pay such dividend arises hereunder. Nothing contained in this SECTION 3.15 shall be construed as a waiver by the Purchaser of any rights it may have by virtue of any breach of any representation or warranty of the Company herein as to the absence of any requirement to obtain any such consent.

     3.16 PIGGYBACK REGISTRATION RIGHTS. During the period commencing the date hereof and ending on the earlier to occur of (i) the one year anniversary of the last Closing and (ii) the date the last Underlying Securities Registration Statement required to be filed by the Company is declared effective under the Securities Act by the Commission, the Company may not file any registration statement that provides for the registration of shares of Common Stock to be sold by other shareholders of the Company unless the Company provides the Purchaser with not less than seven (7) Trading Days' notice of its intention to file such registration statement and provides the Purchaser the option to include any or all of the Underlying Shares and Warrant Shares therein as to which there is not at that time an effective Underlying Securities Registration Statement. Such registration rights shall not apply to registration statements relating solely to (i) employee benefit plans notwithstanding the inclusion of a resale prospectus for securities received under such employee benefit plan, or (ii) business combinations unless the registration statement relates to securities to be received by the holders of the Common Stock of the Company. In the event that any registration pursuant to this Section 3.16 shall be, in whole or in part, a firm commitment underwritten offering of securities of the Company, any request by such holders pursuant hereto to register Underlying Shares or Warrant Shares must specify that such shares are to be included in the underwriting on the same terms and conditions as the shares of securities, if any, otherwise being sold through underwriters under such registration. If no shares of securities are being sold through underwriters under such registration, then any request by such holders pursuant to this Section 3.16 to register such Underlying Shares or Warrant Shares must specify that such shares are to be included in the registration on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. Notwithstanding any other provision of this Section, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten or that it is otherwise advisable, the underwriter may exclude the Underlying Shares or Warrant Shares from such registration, PROVIDED, HOWEVER, except as otherwise required by the registration rights granted by the Company as specified in Schedule 2.1(c) to the Purchase Agreement prior to the date hereof, if any shares of Common Stock are to be included in such registration for the account of any person other than the Company, then the number of Underlying Shares and warrant Shares to be included in such registration shall be determined pro rata based upon the ratio of the aggregate number of Underlying Shares and Warrant Shares requested to be included in such registration to the total number of shares of Common Stock (including such Underlying Shares and Warrant Shares) requested to be included therein.

     3.17 NOTICE OF BREACHES. Each of the Company and the Purchaser shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement or in the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to, with respect to the Series B Closing, the Series B Closing Date, with respect to the Series C Closing, the Series C Closing Date, with respect to the Series D Closing, the Series D Closing Date, with respect to the Series E Closing, the Series E Closing Date, or with respect to the Series F Closing, the Series F Closing Date which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this SECTION 3.17 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement. Neither the Company, any Subsidiary nor the Purchaser will take, or agree to commit to take, any action that is intended to make any representation or warranty of the Company or the Purchaser, as the case may be, contained herein or in the Registration Rights Agreement inaccurate in any respect at the Series B Closing Date, Series C Closing Date, Series D Closing Date, Series E Closing Date or Series F Closing Date, as applicable.

     Notwithstanding the generality of the foregoing, the Company shall promptly notify the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Shares a copy of any written statement in support of or relating to such claim or notice.

     3.18 ADDITIONAL WARRANTS. (a) If the Company does not receive a Holder Conversion Notice (as defined in the Series B Terms) within 80 days following the Series B Closing Date, the Company shall, within one Trading Day thereafter, execute and deliver to the Purchaser a common stock purchase warrant in the form attached hereto as EXHIBIT F (the "SERIES B SUBSEQUENT WARRANT"), pursuant to which the Purchaser shall have the right at any time thereafter through the fifth anniversary of such date, to acquire 250,000 shares of Common Stock at an exercise price per share equal to 150% of the Market Price on the 81st day after the Original Issue Date of the Series B Preferred.

          (b) If with respect to each of the Series C Shares, Series D Shares, Series E Shares and Series F Shares, respectively, the Company does not receive a Conversion Notice within 80 days following the Series C Closing Date, Series D Closing Date, Series E Closing Date or Series F Closing Date, as the case may be, then Company shall in each such case promptly execute and deliver to the Purchaser a common stock purchase warrant, in the form of Exhibit F (each, along with the Series B Subsequent Warrant, a "SUBSEQUENT WARRANT"), pursuant to which the Purchaser shall have the right at any time through the fifth anniversary of the issuance thereof, to acquire shares of Common Stock equal to 50% of the number of shares of Common Stock that would be issuable upon conversion of such Series C Shares, Series D Shares, Series E Shares or Series F Shares, as the case may be, on the 81st day after the Original Issue Date for such Shares, at an exercise price per share equal to 150% of the Market Price on the 81st day after the Original Issue Date for such Shares.

     3.19 VOLUME RESTRICTIONS; RESTRICTIONS ON SHORT SALES. (a) For so long as the Purchaser holds Shares, the Purchaser shall not sell a net number of shares of Common Stock (through short positions or otherwise) in excess of the greater of (i) in any period of five (5) consecutive Trading Days, 20% of the weekly trading volume of the Common Stock for the average of the 5 Trading Days immediately proceeding such sale and (ii) on any Trading Day, 20% of the trading volume of the Common Stock on the day of such sale. The Purchaser shall provide the Company with notice of its daily sales of Common Stock within 10 business days of the end of each month in which any such sales occur.

          (b) Neither the Purchaser nor any Affiliate of the Purchaser will establish a short position in the Common Stock during the period between the date it receives a Subsequent Financing Notice and the Closing Date relating to such Subsequent Financing Notice.

     3.20 CONVERSION OBLIGATIONS OF THE COMPANY. The Company covenants to convert Shares and to deliver Underlying Shares in accordance with the terms and conditions and time period set forth in the respective Vote Certificates, and to deliver Warrant Shares in accordance with the terms and conditions and time periods set forth in the Warrants.


ARTICLE IV

                                   CONDITIONS

     4.1(a) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE SERIES B SHARES. The obligation of the Company to sell the Series B Shares hereunder is subject to the satisfaction or waiver by the Company, at or before the Series B Closing, of each of the following conditions:

               (i) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Series B Closing Date, as though made on and as of such date (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

               (ii) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Series B Closing;

               (iii) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement; and

               (iv) Required Approvals. All Required Approvals shall have been obtained other than those relating solely to the Series C Shares, Series D Shares, Series E Shares or Series F Shares.

          (b) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO PURCHASE THE SERIES B SHARES. The obligation of the Purchaser hereunder to acquire and pay for the Series B Shares is subject to the satisfaction or waiver by the Purchaser, at or before the Series B Closing, of each of the following conditions:

               (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Series B Closing Date as though made on and as of such date (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

               (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Series B Closing;

               (iii) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement;

               (iv) ADVERSE CHANGES. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which in the judgment of the Purchaser had a Material Adverse Effect and no material adverse change in the financial condition or prospects of the Company shall have occurred (other than the depletion of cash resources of the Company) which is not disclosed in the Disclosure Materials (for purposes hereof, a market price of $2.50 or less for the Common Stock or a market capitalization of the Company of $50,000,000 or less shall be deemed an event which has had a Material Adverse Effect);

               (v) NO SUSPENSIONS OF TRADING IN COMMON STOCK. The trading in the Common Stock shall not have been suspended by the Commission or on the Nasdaq National Market or Nasdaq Small Cap Market (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company and except for a suspension of trading on the Nasdaq National Market if the Common Stock is listed for trading on the Nasdaq Small Cap Market within one business day from such suspension);

               (vi) LISTING OF COMMON STOCK. The Common Stock shall have at all times between the date hereof and the Series B Closing Date been, and on the Series B Closing Date be, listed for trading on the Nasdaq National Market or Nasdaq Small Cap Market;

               (vii) LEGAL OPINION. The Company shall have delivered to the Purchaser the opinion of Mintz Levin Cohn Ferris Glovsky and Popeo PC, counsel to the Company, in substantially the form attached hereto as Exhibit D;

               (viii) REQUIRED APPROVALS. All Required Approvals shall have been obtained other than those relating solely to the Series C Shares, the Series D Shares, the Series E Shares or the Series F Shares;

               (ix) SHARES OF COMMON STOCK. On or prior to the Series B Closing Date, the Company shall have duly reserved for issuance upon conversion of Series B Shares and exercise of the Initial Warrant 1,929,260 Underlying Shares and 250,000 Warrant Shares;

               (x) DELIVERY OF STOCK CERTIFICATES. The Company shall have delivered to the Purchaser or its designee the stock certificate(s) representing the Series B Shares, registered in the name of the Purchaser, each in form satisfactory to Robinson Silverman;

               (xi) REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered the Registration Rights Agreement;

               (xii) WARRANT. The Company shall have executed and delivered to the Purchaser a common stock purchase warrant (the "INITIAL WARRANT"), substantially in the form attached hereto as EXHIBIT E, pursuant to which the Purchaser shall have the right, at any time from the Series B Closing Date through the fifth anniversary of such date, to purchase 250,000 shares of Common Stock at an exercise price per share equal to 150% of the Market Price on the Series B Closing Date;

               (xiii) CERTIFICATE OF VOTE OF DIRECTORS. The Series B Vote Certificate shall have been duly filed with the Secretary of State of Massachusetts, and the Company shall have delivered a copy thereof to the Purchaser certified as filed by the office of the Secretary of State of Massachusetts; and

               (xiv) COMPANY CERTIFICATES. The Purchaser shall have received a certificate, dated the Series B Closing Date, signed by the Secretary or an Assistant Secretary of the Company and certifying (i) that attached thereto is a true, correct and complete copy of (A) the Company's Restated Articles of Organization, as amended to the date thereof, (B) the Company's By-Laws, as amended to the date thereof, and (C) resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and (where appropriate) filing of this Agreement, the Warrants, the Vote Certificates and the Registration Rights Agreement and the issuance and sale of the Series B Shares, the Warrants, the Underlying Shares and the Warrant Shares and (ii) the incumbency of the officers executing this Agreement, the Registration Rights Agreement and the Warrants.

     4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO PURCHASE THE SERIES C SHARES, THE SERIES D SHARES, THE SERIES E SHARES AND THE SERIES F SHARES. The obligation of the Purchaser hereunder to acquire and pay for the Series C Shares, the Series D Shares, the Series E Shares and the Series F Shares is subject to the satisfaction or waiver by the Purchaser, at or before the Series C Closing, the Series D Closing, the Series E Closing and the Series F Closing, as applicable of each of the following conditions:

          (i)   SERIES B CLOSING. The Series B Closing shall have occurred.

          (ii) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained herein and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Series C Closing Date, the Series D Closing Date, the Series E Closing Date and the Series F Closing Date, as applicable, as though made on and as of such date (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

          (iii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Series C Closing Date, the Series D Closing Date, the Series E Closing Date or the Series F Closing Date, as applicable;

          (iv) UNDERLYING SECURITIES REGISTRATION STATEMENTS. With respect to the Series C Closing, the Underlying Securities Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Series B Shares and with respect to the Warrant Shares issuable upon exercise of the Initial Warrant shall have been declared effective under the Securities Act by the Commission; with respect to the Series D Closing, the Underlying Securities Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Series C Shares (and if applicable, the Warrant Shares issuable in respect of the Subsequent Warrant in respect of the Series C Shares) shall have been declared effective under the Securities Act by the Commission; with respect to the Series E Closing, the Underlying Securities Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Series D Shares (and if applicable, the Warrant Shares issuable in respect of the Subsequent Warrant in respect of the Series D Shares) shall have been declared effective under the Securities Act by the Commission; and with respect to the Series F Closing, the Underlying Securities Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Series E Shares (and if applicable, the Warrant Shares issuable in respect of the Subsequent Warrant in respect of the Series E Shares) shall have been declared effective by the Commission; and in each such case such Underlying Registration Statement shall have remained effective and shall not be subject to any stop order and no stop order shall be pending or threatened as at such Closing Date;

          (v) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement relating to the issuance or conversion of any of the Shares or exercise of any of the Warrants;

          (vi) ADVERSE CHANGES. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which in the judgment of the Purchaser had a Material Adverse Effect shall have occurred (other than the depletion of cash resources of the Company), nor shall there have occurred in the judgment of the Purchaser a material adverse change in the financial conditions or prospects of the Company, which is not disclosed in the Disclosure Materials (for purposes hereof, if, at any time after the Series B Closing Date, the market price of the Common Stock is $2.50 or less, or if the market capitalization of the Company is $50,000,000 or less, an event which has had a Material Adverse Event shall be deemed to have occurred);

          (vii) TRADING VOLUME. The average daily trading volume for the Common Stock for the 60 Trading Days immediately preceding such Closing Date shall have been at least 100,000 shares and during the such 60 Trading Day period the average daily trading volume of the Common Stock for any 15 consecutive Trading Days shall not have been below 60,000 shares;

          (viii) LITIGATION. No material litigation shall have been instituted or threatened against the Company;

          (ix) MANAGEMENT. In the reasonable judgment of the Purchaser, no material adverse changes shall have occurred in the senior management of the Company;

          (x) NO SUSPENSIONS OF TRADING IN COMMON STOCK. The trading in the Common Stock shall not have been suspended by the Commission or on the Nasdaq National Market or Nasdaq Small Cap Market (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company and except for a suspension of trading in the Nasdaq Market if the Common Stock is listed for trading on the Nasdaq Small Cap Market within one business day following such suspension);

          (xi) LISTING OF COMMON STOCK. The Common Stock shall have been at all times between the Series B Closing Date and the Series C Closing Date, the Series D Closing Date, the Series E Closing Date and the Series F Closing Date, as applicable, and on such applicable Closing Date be, listed for trading on the Nasdaq National Market or Nasdaq Small Cap Market;

          (xii) LEGAL OPINION. The Company shall have delivered to the Purchaser an opinion of outside legal counsel to the Company in substantially the form attached hereto as Exhibit D and dated the applicable Closing Date;

          (xiii) REQUIRED APPROVALS. All Required Approvals shall have been obtained;

          (xiv) SHARES OF COMMON STOCK. On each of the Series C Closing Date, Series D Closing Date, Series E Closing Date and Series F Closing Date, as applicable, the Company shall have reserved for issuance to the Purchaser (a) two times the number of Underlying Shares which would be issuable upon conversion in full of the Series C Shares, Series D Shares, Series E Shares or Series F Shares, as applicable, assuming such conversion occurred on the Original Issue Date for such Shares and (b) a sufficient number of Warrant Shares issuable upon exercise in full of the applicable Subsequent Warrant.

          (xv) DELIVERY OF STOCK CERTIFICATES. The Company shall have delivered to the Purchaser or its designee the stock certificate(s) representing the Shares, being purchased at such Closing, registered in the name of the Purchaser, each in form satisfactory to Robinson Silverman.

          (xvi) PERFORMANCE OF CONVERSION/EXERCISE OBLIGATIONS. The Company shall have (a) delivered Underlying Shares upon conversion of Shares and otherwise performed its obligations in accordance with the terms, conditions and timing requirements of each Vote Certificate and (b) shall have delivered Warrant Shares upon exercise of the Warrants and otherwise performed its obligations in accordance with the terms of the Warrants.

          (xvii) FORM S-3 ELIGIBILITY. At each Closing, the Company shall be eligible to register securities for resale under Form S-3 (or a successor thereto) promulgated under the Securities Act.


                                    ARTICLE V

                                   TERMINATION

     5.1 TERMINATION BY MUTUAL CONSENT. (a) This Agreement may be terminated with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares at any time prior to the Series B Closing by the mutual consent of the Company and the Purchaser.

          (b) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series C Shares at any time prior to the Series C Closing by the mutual written consent of the Company and the Purchaser.

          (c) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series D Shares at any time prior to the Series D Closing by the mutual written consent of the Company and the Purchaser.

          (d) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series E Shares at any time prior to the Series E Closing by the mutual written consent of the Company and the Purchaser.

          (e) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series F Shares at any time prior to the Series F Closing by the mutual written consent of the Company and the Purchaser.

     5.2 TERMINATION BY THE COMPANY. (a) This Agreement may be terminated with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares prior to the Series B Closing by the Company, by giving notice of such termination to the Purchaser, if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five business days following receipt by the Purchaser of notice of such breach.

          (b) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series C Shares prior to the Series C Closing by the Company, by giving notice of such termination to the Purchaser.

          (c) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series D Shares prior to the Series D Closing by the Company, by giving notice of such termination to the Purchaser.

          (d) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series E Shares prior to the Series E Closing by the Company, by giving notice of such termination to the Purchaser.

          (e) This Agreement may be terminated with respect to the transactions contemplated herein relating solely to the Series F Shares prior to the Series F Closing by the Company, by giving notice of such termination to the Purchaser.

     5.3 TERMINATION BY THE PURCHASER. (a) This Agreement may be terminated prior to the Series B Closing with respect to the transactions contemplated herein relating to both the Shares and the Underlying Shares by the Purchaser, by giving notice of such termination to the Company, if:

          (i) the Company has breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five business days following receipt by the Company of notice of such breach;

          (ii) there has occurred an event since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement which has in the judgment of the Purchaser had a Material Adverse Effect and which is not disclosed in the SEC Documents or if there has occurred in the Purchaser's judgment since such date a material adverse change in the financial condition or prospects of the Company (for such purpose, at any time between the date hereof and the Series B Closing Date, a market price of $2.50 or less for the Common Stock or a market capitalization of the Company of $50,000,000 or less shall be deemed an event which has had a Material Adverse Effect);

          (iii) trading in the Company's Common Stock has been suspended by the Commission or the Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company); or

          (iv) the Company's Common Stock shall have failed to be listed for trading on the Nasdaq National Market or Nasdaq Small Cap Market and the Purchaser shall have exercised its termination right herein provided within 10 business days of obtaining knowledge of such delisting.

          (b) This Agreement may be terminated by the Purchaser prior to the Series C Closing with respect to the transactions contemplated herein relating solely to the Series C Shares, or prior to the Series D Closing with respect to the transactions contemplated herein relating solely to the Series D Shares, or prior to the Series E Closing with respect to the transactions contemplated herein relating solely to the Series E Shares, or prior to the Series F Closing with respect to the transactions contemplated herein relating to the Series F Shares, by giving notice of such termination to the Company, if:

          (i) after the Series B Closing Date, the Company has breached any representation, warranty, covenant or agreement contained in this Agreement, the Registration Rights Agreement, any Warrant or any Vote Certificate and such breach is not cured within five business days following receipt by the Company of notice of such breach;

          (ii) there has occurred an event since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is later, last filed prior to the date of this Agreement which could reasonably be expected to have a Material Adverse Effect and which is not disclosed in the SEC Documents or if there has occurred in the Purchaser's judgment since such date a material adverse change (other than as a result of a depletion of cash resources of the Company) in the financial condition or prospects of the Company (for such purpose, at any time after the Series B Closing Date, a market price of $2.50 or less for the Common Stock or a market capitalization of the Company of $50,000,000 or less shall be an event that has had a Material Adverse Effect);

          (iii) trading in the Company's Common Stock has been suspended by the Commission or the Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

          (iv) the Company's Common Stock shall have failed to be listed for trading on either the Nasdaq National Market or Nasdaq Small Cap Market at any time after the Series B Closing Date and the Purchaser shall have exercised its termination right herein provided within 10 Trading Days of obtaining knowledge of any delisting.

          (v) the Underlying Securities Registration Statement with respect to
     (1) the Underlying Shares into which the Series B Shares may be converted and (2) the Warrant Shares issuable upon conversion of the Initial Warrant is not declared effective under the Securities Act by the Commission prior to the 80th day after the Series B Closing Date or shall not be effective on such subsequent Closing Date; the Underlying Securities Registration Statement with respect to (1) the Underlying Shares into which the Series C Shares may be converted and (2) the Warrant Shares issuable upon exercise of the Series B Subsequent Warrant (if issuable) has not been declared effective under the Securities Act by the Commission prior to the 80th day after the Series C Closing Date or shall not be effective on such subsequent Closing Date; the Underlying Securities Registration Statement with respect to (1) the Underlying Shares into which the Series D Shares may be converted and (2) the Warrant Shares issuable upon exercise of the Subsequent Warrant (if issuable) in respect to the Series D Shares has not been declared effective under the Securities Act by the Commission prior to the 80th day after the Series D Closing Date or shall not be effective on such subsequent Closing Date; the Underlying Securities Registration Statement with respect to the Underlying Shares into which the Series E Shares may be converted and (2) the Warrant Shares issuable upon exercise of the Subsequent Warrant (if issuable) in respect of the Series E Shares has not been declared effective under the Securities Act by the Commission prior to the 80th day after the Series E Closing Date.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except as set forth in the Registration Rights Agreement and except that the Company shall reimburse the Purchaser at the Series B Closing, for its legal fees and disbursements of $10,000. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchaser shall be responsible for the Purchaser's own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

     6.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Exhibits and Schedules hereto, the Registration Rights Agreement, the Vote Certificates (each when filed) and the Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     6.3 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered on a business day after during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

              If to the Company:

                                     IMMUNOGEN, INC.
                                     148 Sidney Street
                                     Cambridge, MA  02139
                                     Attn:  Frank Pocher
                                     Tel:  (617) 769-4242
                                     Fax:  (617) 255-9679

              With copies to:        Mintz Levin Cohn Ferris Glovsky
                                      and Popeo PC
                                     One Financial Center
                                     Boston, MA  02111
                                     Attn: Jonathan L. Kravetz
                                     and Susan E. Hislop
                                     Fax: (617) 542-2241

              If to the Purchaser:

                                     Southbrook International
                                      Investments, Ltd.
                                     c/o Trippoak Advisors
                                     630 Fifth Avenue
                                     Suite 2000
                                     New York, NY  10111
                                     Attn:  Robert L. Miller
                                     Tel:   (212) 332-3255
                                     Fax:   (212) 332-3256

              With copies to    Brown Simpson, LLC
                                     Carnegie Hall Tower
                                     152 West 57th Street, 40th Floor
                                     New York, NY  10019
                                     Attn:  James R. Simpson
                                     Fax:  (212) 243-1329

                                     - and -

                                     Robinson Silverman Pearce
                                      Aronsohn & Berman LLP
                                     1290 Avenue of the Americas
                                     New York, NY 10104
                                     Attn: Kenneth L. Henderson, Esq.
                                           and Eric L. Cohen, Esq.
                                     Fax: (212) 541-1357


or such other address as may be designated in writing hereafter, in the same manner, by such person.

     6.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     6.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     6.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     6.8 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

     6.9 SURVIVAL. The agreements and covenants contained in ARTICLE III and this ARTICLE VI shall survive the delivery and conversion of the Shares pursuant to this Agreement. and the representations and warranties of the Company and the Purchaser contained in Article II shall survive until a date that is three years after the last Closing date.

     6.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     6.11 PUBLICITY. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

     6.12 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.13 DELIVERY OF W-8. The Purchaser shall deliver to the Company a completed and executed Form W-8.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                       Company:

                                       IMMUNOGEN, INC.



                                       By:
                                          Name:
                                          Title:


                                       Purchaser:

                                       SOUTHBROOK INTERNATIONAL
                                        INVESTMENTS, LTD.



                                       By:
                                          Name:
                                          Title:

                                 Schedule 2.1(c)

                                 Capitalization
                                 --------------

                                 SCHEDULE 2.1(F)


                             Consents and Approvals
                             ----------------------

None

                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     Between


                                 IMMUNOGEN, INC.

                                       and


                   SOUTHBROOK INTERNATIONAL INVESTMENTS, LTD.



                         ------------------------------



                          Dated as of October 16, 1996


                         ------------------------------


                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
ARTICLE I  PURCHASE AND SALE OF PREFERRED SHARES...........................................  1
       1.1    Purchase and Sale............................................................  1
       1.2    Purchase Price...............................................................  2
       1.3    The Closings.................................................................  2
              (a)     The Series B Closing.................................................  2
              (b)     The Series C Closing.................................................  2
              (c)     The Series D Closing.................................................  3
              (d)     The Series E Closing.................................................  3

ARTICLE II  REPRESENTATIONS AND WARRANTIES.................................................  5
       2.1    Representations, Warranties and Agreements of the Company....................  5
              (a)     Organization and Qualification.......................................  5
              (b)     Authorization; Enforcement...........................................  5
              (c)     Capitalization.......................................................  6
              (d)     Issuance of Shares...................................................  6
              (e)     No Conflicts.........................................................  7
              (f)     Consents and Approvals...............................................  7
              (g)     Litigation; Proceedings..............................................  8
              (h)     No Default or Violation..............................................  8
              (i)     Disclosure Materials.................................................  8
              (j)     Private Offering.....................................................  8
              (k)     SEC Documents........................................................  9
              (l)     Seniority............................................................  9

       2.2    Representations and Warranties of the Purchaser..............................  9
              (a)     Organization; Authority..............................................  9
              (b)     Investment Intent.................................................... 10
              (c)     Purchaser Status..................................................... 10
              (d)     Experience of Purchaser.............................................. 10
              (e)     Ability of Purchaser to Bear Risk of Investment...................... 10
              (f)     Prohibited Transactions.............................................. 10
              (g)     Access to Information................................................ 10
              (h)     Reliance............................................................. 10

ARTICLE III  OTHER AGREEMENTS OF THE PARTIES............................................... 11
       3.1    Transfer Restrictions........................................................ 11
       3.2    Stop Transfer Instruction.................................................... 12
       3.3    Furnishing of Information.................................................... 12
       3.4    Notice of Certain Events..................................................... 12
       3.5    Copies and Use of Disclosure Materials....................................... 13
       3.6    Blue Sky Laws................................................................ 13
       3.7    Integration.................................................................. 13



                                                                                                     PAGE
                                                                                                     ----

       3.8     Solicitation Materials................................................................. 13
       3.9     Certain Agreements..................................................................... 13
       3.10    Purchaser Ownership of Common Stock.................................................... 13
       3.11    Listing of Underlying Shares........................................................... 14
       3.12    Conversion Procedures.................................................................. 14
       3.13    Purchaser's Rights if Trading in
               Common Stock is Suspended.............................................................. 14
       3.14    No Violation of Applicable Law......................................................... 14
       3.15    Dividend Restrictions.................................................................. 15
       3.16    Piggyback Registration Rights.......................................................... 15
       3.17    Notice of Breaches..................................................................... 16
       3.18    Additional Warrants.................................................................... 16
       3.19    Volume Restrictions; Restrictions on Short Sales....................................... 17
       3.20    Conversion Obligations of the Company.................................................. 17

ARTICLE IV  CONDITIONS................................................................................ 17
       4.1(a)  Conditions Precedent to the Obligation of the Company
                to Sell the Series B Shares........................................................... 17
               (i)     Accuracy of the Purchaser's Representations and Warranties..................... 17
               (ii)    Performance by the Purchaser................................................... 17
               (iii)   No Injunction.................................................................. 17
               (iv)    Required Approvals............................................................. 18
          (b)  Conditions Precedent to the Obligation of the Purchaser
                to Purchase the Series B Shares....................................................... 18
               (i)     Accuracy of the Company's Representations and Warranties....................... 18
               (ii)    Performance by the Company..................................................... 18
               (iii)   No Injunction.................................................................. 18
               (iv)    Adverse Changes................................................................ 18
               (v)     No Suspensions of Trading in Common Stock...................................... 18
               (vi)    Listing of Common Stock........................................................ 19
               (vii)   Legal Opinion.................................................................. 19
               (viii)  Required Approvals............................................................. 19
               (ix)    Shares of Common Stock......................................................... 19
               (x)     Delivery of Stock Certificates................................................. 19
               (xi)    Registration Rights Agreement.................................................. 19
               (xii)   Warrant........................................................................ 19
               (xiii)  Certificate of Vote of Directors............................................... 19
               (xiv)   Company Certificates........................................................... 19
       4.2     Conditions Precedent to the Obligation of the Purchaser to Purchase the Series
                C Shares, the Series D Shares, the Series E Shares and the Series F Shares............ 20
               (i)     Series B Closing............................................................... 20
               (ii)    Accuracy of the Company's Representations and Warranties....................... 20
               (iii)   Performance by the Company..................................................... 20
               (iv)    Underlying Securities Registration Statements.................................. 20



                                                                                               PAGE
                                                                                               ----

               (v)     No Injunction............................................................ 21
               (vi)    Adverse Changes.......................................................... 21
               (vii)   Trading Volume........................................................... 21
               (viii)  Litigation............................................................... 21
               (ix)    Management............................................................... 21
               (x)     No Suspensions of Trading in Common Stock................................ 21
               (xi)    Listing of Common Stock.................................................. 21
               (xii)   Legal Opinion............................................................ 22
               (xiii)  Required Approvals....................................................... 22
               (xiv)   Shares of Common Stock................................................... 22
               (xv)    Delivery of Stock Certificates........................................... 22
               (xvi)   Performance of Conversion/Exercise Obligations........................... 22
               (xvii)  Form S-3 Eligibility..................................................... 22

ARTICLE V  TERMINATION.......................................................................... 22
       5.1     Termination by Mutual Consent.................................................... 22
       5.2     Termination by the Company....................................................... 23
       5.3     Termination by the Purchaser..................................................... 23

ARTICLE VI  MISCELLANEOUS....................................................................... 25
       6.1     Fees and Expenses................................................................ 25
       6.2     Entire Agreement; Amendments..................................................... 26
       6.3     Notices.......................................................................... 26
       6.4     Amendments; Waivers.............................................................. 27
       6.5     Headings......................................................................... 27
       6.6     Successors and Assigns........................................................... 27
       6.7     No Third-Party Beneficiaries..................................................... 27
       6.8     Governing Law.................................................................... 28
       6.9     Survival......................................................................... 28
       6.10    Execution........................................................................ 28
       6.11    Publicity........................................................................ 28
       6.12    Severability..................................................................... 28
       6.13    Delivery of W-8.................................................................. 28


Exhibit A      -        Form of Certificate of Vote of Directors
Exhibit B      -        Registration Rights Agreement
Exhibit C      -        Conversion Procedures
Exhibit D      -        Form of Legal Opinion
Exhibit E(1)   -        Form of Initial Warrant
Exhibit E(2)   -        Form of Brown Simpson Warrant
Exhibit F      -        Form of Subsequent Warrants

                                 Schedule 2.1(c)
                                 ---------------


Capitalization as of October 16, 1996
-------------------------------------


PREFERRED STOCK
---------------

Total shares preferred stock                                        5,000,000
authorized

Series A Preferred Stock                                            2,500
Outstanding-CVI

Net preferred shares available                                      4,997,500



COMMON STOCK
------------


Total shares common stock                                           30,000,000
authorized

Total common shares                              16,961,494
outstanding

Total common shares reserved                     2,882,000
for CVI-including warrants to
purchase 1,009,000 shares

Other common stock warrants
outstanding-

Aberlyn                                          26,738

LBC                                              250,000

Common stock options                             1,672,718          21,792,950
                                                 ---------          ----------
outstanding

Net common shares available                                         8,207,050
                                                                    =========

Registration Rights
-------------------

Registration rights as of October 16, 1996:


Aeneas Venture Corporation                       533,822

Inco Securities Corporation                      258,947

Aberlyn Capital Management                       26,738             819,507
                                                                    =======


ImmunoGen has also agreed to register common stock underlying Series A Preferred Stock and warrants issued to Capital Ventures International pursuant to a Securities Purchase Agreement dated as of March 15, 1996, as amended.

                                Schedule 2.1 (f)
                                ----------------


None

                                 Schedule 2.1(g)
                                 ---------------

None

                                    AGREEMENT

     AGREEMENT (this "Agreement"), dated as of October 16, 1996, between Southbrook International Investments, Ltd., a corporation organized and existing under the laws of the British Virgin Islands ("Southbrook"), Brown Simpson LLC, a limited liability company organized and existing under the laws of New York ("Brown Simpson"), and ImmunoGen, Inc., a corporation organized and existing under the laws of Massachusetts (the "Company").

     WHEREAS, Southbrook and the Company have entered into a Convertible Preferred Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), providing for the issuance and sale to Southbrook of certain warrants and shares of preferred stock;

     WHEREAS, the parties desire to modify the terms of the Purchase Agreement as follows:

     1. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

     2. Notwithstanding anything to the contrary contained in the Purchase Agreement, the parties agree that the Initial Warrant shall be issued as follows:

          (a) The Company shall issue to Southbrook a common stock purchase warrant substantially in the form of Exhibit E to the Purchase Agreement to purchase 187,500 shares of Common Stock at an exercise price equal to 150% of the Market Price on the Series B Closing Date; and

          (b) The Company shall issue to Brown Simpson a common stock purchase warrant (the "Brown Simpson Warrant") substantially in the form of Exhibit E to the Purchase Agreement to purchase 62,500 shares of Common Stock at an exercise price equal to 150% of the Market Price on the Series B Closing Date.

     3. Brown Simpson hereby represents and warrants to the Company as follows:

          (a) Brown Simpson is acquiring the Brown Simpson Warrant and the underlying Warrant Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Brown Simpson Warrant or Warrant Shares or any part thereof or interest therein, without prejudice, however, to Brown Simpson's right, subject to the provisions of the Purchase Agreement and the Registration Rights Agreement, at all times to sell or otherwise to dispose of all or any part of the Brown Simpson Warrant or the Warrant Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable State securities laws or under an exemption from such registration.

          (b) At the time Brown Simpson was offered the Brown Simpson Warrant, it was, and at the date hereof, it is, and at the issuance date of the Brown Simpson Warrant and each exercise date thereunder, it will be, an "accredited investor, as defined in Rule 501(a) under the Securities Act.

          (c) Brown Simpson, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Brown Simpson Warrant and the Warrant Shares, and has so evaluated the merits and risks of such investment.

          (d) Brown Simpson is able to bear the economic risk of an investment in the Brown Simpson Warrant and the Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

          (e) The Brown Simpson Warrant to be purchased by Brown Simpson is not being acquired, directly or indirectly, with the assets of any "employee benefit plan," within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

          (f) Brown Simpson acknowledges receipt of the Disclosure Materials and further acknowledges that is has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from representatives of the Company concerning the terms and conditions of the offering of the Brown Simpson Warrant; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

          (g) Brown Simpson understands and acknowledges that (i) the Brown Simpson Warrant is being offered and sold, and the Warrant Shares are being offered, to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and Brown Simpson hereby consents to such reliance.

     4. With respect to the registration of the Warrant Shares underlying the Brown Simpson Warrant, Brown Simpson shall be a party to the Registration Rights Agreement and the Warrant Shares issuable upon exercise of the Brown Simpson Warrant shall be Registrable Securities (as defined in Registration Rights Agreement).

     5. Except as modified herein, the Purchase Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                               IMMUNOGEN, INC.



                                               By:
                                                  ----------------------------
                                                    Name:
                                                    Title:


                                               SOUTHBROOK INTERNATIONAL
                                               INVESTMENTS, LTD.



                                               By:
                                                  ----------------------------
                                                    Name:
                                                    Title:


                                               BROWN SIMPSON, LLC



                                               By:
                                                  ----------------------------
                                                    Name:
                                                    Title:



                                      - 3 -